United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 16, 2023 (October 11, 2023)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 S Craig Place
Lombard, Illinois 60148

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (217) 615-1216

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

On October 16, 2023, the board of directors (the “Board”) of Welsbach Technology Metals Acquisition Corp. (the “Company” or “WTMA”) appointed Mr. Andrew Switaj and Mr. Dominik Michael Oggenfuss (each, a “New Director”) as a directors of the Company (the “Appointment”), effectively immediately.

For more information on the Appointment, refer to Item 5.02 of this Current Report on Form 8-K.

In connection with the Appointment, the Board authorized the Company to enter into indemnity agreements with each New Director (the “Indemnity Agreements”). The Company and each New Director consented to and executed the Indemnity Agreements on October 16, 2023. A copy of the form of Indemnity Agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

In exchange for each New Director’s service on the Board, the Board further authorized the Company to enter into certain agreements with each New Director (the “Share Compensation Agreements”). The Company and each New Director consented to and executed the Share Compensation Agreements on October 16, 2023.

For more information on the Share Compensation Agreements, refer to Item 5.02 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On October 11, 2023, Mr. Matthew T. Mrozinski resigned from his position as director, and a member of the Audit Committee and chair of the Compensation Committee of the Board, effective on October 13, 2023, and Dr. Ralph Welpe resigned from his position as director, and chair of the Audit Committee and member of the Compensation Committee of the of Board, effective immediately on October 11, 2023. Neither Mr. Mrozinski’s nor Dr. Ralph’s resignation is a result of any disagreement with the Company on any matter related to the operations, policies, or practices of the Company.

On October 16, 2023, the Board appointed the New Directors to serve as independent directors of the Company, and members of the Company’s Audit Committee and Compensation Committee. Mr. Oggenfuss will serve as chair of the Company’s Audit Committee.

Mr. Andrew Switaj – Director

Mr. Switaj has over 20 years of risk advisory experience having served in the United States Army Special Forces and held senior roles in government agencies of the United States and multi-national corporations. Mr. Switaj is an experienced risk professional and has advised multiple boards on the acquisition and operation of assets in Asia, Africa and the Middle East. Mr. Switaj has also had a decorated military career. He served in the United States’ military following the events of September 11, 2001. In 2003, he completed the US Special Forces Assessment and Selection and graduated from the US Army Special Forces Qualification Course. Mr. Switaj then served in Iraq and Afghanistan with the US Special Forces until 2012. Thereafter, Mr. Switaj acted as the US Special Operation Command’s senior consultant for the Defense Threat Reduction Agency’s genomic and proteomic sequencing center at the Aberdeen Proving Ground, Maryland. Mr. Switaj completed his government sector work as advisor to the Commanding General of NATO Special Operations Command in Mons, Belgium. Prior to 2019, Mr. Switaj was working with Indonesia-based Chevron’s IndoAsia Business Unit as the senior risk management advisor where he oversaw a business unit spanning from Sumatra, Indonesia, to the Philippines. He also provided risk assessment analysis for several of Chevron’s major capital projects along with the divestment of Chevron’s geothermal assets and served as a member of Chevron’s Decision Review Board. Mr. Switaj is currently the founder and chief executive officer of CSG Pte. Ltd., where he advises clients on various facets of risk management and security in the mining, oil and gas, and energy sectors. Mr. Switaj has a degree from the University of South Florida in Political Science with a focus on International Policy and also studied finance and economics at Northeastern University.

Mr. Dominik Michael Oggenfuss – Director

Mr. Oggenfuss has extensive management, marketing and leadership experience in private debt management, private credit fund, asset management, wealth management and banking. Mr. Oggenfuss most recently served as the Managing Director, Head of Business Development of VI Capital Pte. Ltd. (Singapore) in Singapore, an Asian private debt manager focused on mid-market segments of small to medium enterprises. Prior to 2010, Mr. Oggenfuss worked as a risk management associate in market risk management and risk control with J.P. Morgan’s investment banking arm in the United Kingdom, London. From 2010, Mr. Oggenfuss was the Vice President of J.P. Morgan Private Bank Suisse SA, Geneva, Zurich and Swiss team and family office. Thereafter, Mr. Oggenfuss was the Executive Director of UBS AG, Wealth Management, European International Desk, Client Advisor UHNWI in Singapore. Mr. Oggenfuss proceeded to work as the Global Head of Sales and Investor Relations and Executive Committee Member of EFAGroup, Trade Finance and Asset Management and subsequently, as the Executive Director, Head of Funding and Chief Investment Officer of Incomlend Capital, an award-winning, Sequoia-backed fintech, supply chain finance platform. In addition to his extensive professional experience, Mr. Oggenfuss holds an M.A. in Political Science and Economics from the University of Zurich, Department of Political Science and Harvard Business School’s Executive Education Program.

The New Directors will not receive any compensation for their position in the Company, except that WTMA and the Welsbach Acquisition Holdings LLC have agreed with each New Director to cause the surviving entity of any future WTMA initial business combination (“MergeCo”) to issue to each New Director share compensation of additional ordinary or common shares of MergeCo (the “Share Compensation”) immediately following the consummation of an initial business combination. The foregoing summary of the Share Compensation does not purport to be complete and is qualified in its entirety by reference to the form of share compensation agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

The New Directors do not hold any other positions with the Company and are not related to any of the Company’s directors or officers. Furthermore, the New Directors are not a related person, promoter, or control person as defined in Regulation 404(a).

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between a target and WTMA include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of a target. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA’s securities, (ii) the risk that the transaction may not be completed by WTMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of a Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account, if any, following redemptions by WTMA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the potential lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete a PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of a Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on a target’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of a target and potential difficulties in employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against a target or against WTMA related to a Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA’s securities on a national securities exchange, (xi) the price of WTMA’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or a target operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA’s or a target’s business, a target’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in a registration statement on Form S-4 following identification of a target and execution of a Merger Agreement, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and a target and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither a target nor WTMA gives any assurance that either a target or WTMA, or MergeCo, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Form S-1, filed with the Securities and Exchange Commission on December 2, 2021)

10.2	Share Compensation Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2023

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer and Director

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